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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 9, 1998
                                                         ---------------


                               AgriBioTech, Inc.
                               -------------------
             (Exact name of registrant as specified in its charter)


          Nevada                       0-19352                 85-0325742
 ---------------------------     ---------------------      ------------------
(State or Other Jurisdiction    (Commission File Number)    (IRS Employer
     of Incorporation)                                       Ident. No.)


            2700 Sunset Road, Suite C-25, Las Vegas, Nevada     89120
           -------------------------------------------------------------
           (Address of Principal Executive Offices)           (Zip Code)


                                (702) 798-1969
                 --------------------------------------------
              Registrant's telephone number, including area code
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Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

         On January 9, 1998, AgriBioTech, Inc., a Nevada corporation (the "Registrant"), completed the acquisition from Alan Rosoff of (i) 100% of the issued and outstanding shares of common stock, $1.00 par value, of Seed Corporation of America, a Maryland corporation ("Seedco") and 100% of the issued and outstanding shares of common stock, $.01 par value, of Green SCA Corp., a Maryland corporation ("GSC") (collectively, the "Stock"); (ii) all of the limited partnership interests of Green Seed Company Limited partnership, a Maryland limited partnership ("Green Seed") (the Stock and the Limited Partnership Interests collectively referred to as the "Securities")(GSC, Seedco and Green Seed collectively referred to as the "Companies"); and (iii) a warehouse and related real property located in Athens, Georgia that is used by the Companies in their business, pursuant to the terms of a Purchase Agreement among the Registrant, Alan Rosoff, Seedco, GSC and Green Seed dated December 9, 1997.

         The aggregate purchase price was $9,700,000, payable in cash, of which $9,150,000 was designated as the Securities Purchase Price and $550,000 was designated as the Asset Purchase Price. The parties agreed that the effective date of the acquisition, for accounting purposes, shall be prior to the opening of business on January 1, 1998.

         At the closing, Alan Rosoff and his wife Jane Rosoff entered into Employment and Non-Competition Agreements with the Registrant for which Alan Rosoff received $200,000 and Jane Rosoff received $100,000 in immediately available funds as consideration for the non-compete provisions in such agreements, and options to purchase 125,000 shares each of Registrant's Common Stock. The term of employment for each of Alan and Jane Rosoff is five years, while the non-compete provisions run through December 31, 2002 or for a period of three years following termination of their respective employment with the Registrant and/or Seedco, GSC or Green Seed.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)  Financial Statements of Business Agreement.

         It is impracticable for the Registrant to file the financial statements of the business acquired as required by Item 7(a)(1) of Form 8-K. Such information will be filed by amendment to this Form 8-K within sixty days from the due date hereof in accordance with Item 7(a)(4) of Form 8-K.

         (b)  Pro Forma Financial Information.

         It is impracticable for the Registrant to file the pro forma financial information required by Item 7(b) of Form 8-K. Such information will be filed by amendment to this Form 8-K within sixty days from the due date hereof in accordance with Item 7(b)(2) of Form 8-K.

         (c)  Exhibits.

         2.1 Purchase Agreement dated December 9, 1997 by and among Alan Rosoff, Green SCA Corp., Seed Corporation of America, Green Seed Company Limited Partnership and AgriBioTech, Inc.

         2.2  Omitted Schedules and Exhibits to the Purchase Agreement.

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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              AGRIBIOTECH, INC.
                                              (Registrant)



Date: January 20, 1998                        /s/ Henry A. Ingalls
                                              --------------------------
                                              Henry A. Ingalls,
                                              Vice President



                                 EXHIBIT INDEX
                                 -------------

Exhibit No.    Description
-----------    -----------

   2.1 Purchase Agreement dated December 9, 1997 by and among Alan Rosoff, Green SCA Corp., Seed Corporation of America, Green Seed Company Limited Partnership and AgriBioTech, Inc.

   2.2         Omitted Schedules and Exhibits to the Purchase Agreement.

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